                                                              EXHIBIT 99.(A)(20)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                      OF
                              CIRCON CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 2, 1996
                  AND THE SUPPLEMENT DATED DECEMBER 18, 1996

                                      BY
                             USS ACQUISITION CORP.
                         A WHOLLY OWNED SUBSIDIARY OF
                      UNITED STATES SURGICAL CORPORATION

-------------------------------------------------------------------------------

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 6:00 P.M.,

              NEW YORK CITY TIME, ON THURSDAY, FEBRUARY 13, 1997,
                         UNLESS THE OFFER IS EXTENDED.

-------------------------------------------------------------------------------

TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, as Depositary

          By Mail:                               By Hand:                     By Overnight Courier:
First Chicago Trust Company            First Chicago Trust Company         First Chicago Trust Company
         of New York                            of New York                         of New York
    Tenders & Exchanges                    Tenders and Exchanges              Tenders & Exchanges
         Suite 4660                  c/o The Depository Trust Company              Suite 4680
       P.O. Box 2569                     55 Water Street, DTC TAD         14 Wall Street 8th Floor--CIR
Jersey City, New Jersey 07303-2569   Vietnam Veterans Memorial Plaza       New York, New York 10005
                                           New York, NY 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES)
OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF
   BLANK, EXACTLY AS
    NAME(S) APPEARS            SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
ON SHARE CERTIFICATE(S))         (ATTACH ADDITIONAL LIST, IF NECESSARY)
---------------------------------------------------------------------------
                                            SHARES EVIDENCED
                          SHARE CERTIFICATE     BY SHARE           SHARES
                             NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                       ------------------------------------
                                       ------------------------------------
                                       ------------------------------------
                                       ------------------------------------
                                       ------------------------------------
                                       ------------------------------------
                            TOTAL SHARES

-------------------------------------------------------------------------------
  * Need not be completed by shareholders delivering Shares by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

                        DESCRIPTION OF RIGHTS TENDERED
-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED
              HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS
               NAME(S)                            RIGHT CERTIFICATE(S) TENDERED*
 APPEAR(S) ON RIGHT CERTIFICATE(S))           (ATTACH ADDITIONAL LIST, IF NECESSARY)
-----------------------------------------------------------------------------------------
                                                              RIGHTS
                                                             EVIDENCED
                                       RIGHT CERTIFICATE     BY RIGHT           SHARES
                                          NUMBER(S)**    CERTIFICATE(S)**     TENDERED***
                                       --------------------------------------------------
                                       --------------------------------------------------
                                       --------------------------------------------------
                                       --------------------------------------------------
                                       --------------------------------------------------
                                       --------------------------------------------------
                                         TOTAL RIGHTS

-------------------------------------------------------------------------------
   *  If the tendered Rights are represented by separate Rights
      Certificates, complete the certificate numbers of such Right Certificates. Shareholders tendering Rights which are not represented by separate certificates will need to submit an additional letter of transmittal if Rights Certificates are received.
  ** Need not be completed by shareholders delivering Rights by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Rights evidenced by each Right Certificate delivered to the Depositary are being tendered hereby. See instruction 4.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This revised Letter of Transmittal or the previously circulated BLUE Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares and/or Rights (each as defined below) are to be forwarded herewith or if delivery of Shares and/or Rights is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depositary Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 2 of the Offer to Purchase (as defined below) and Section 2 of the Supplement (as defined below). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

  SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED SHARES PURSUANT TO THE OFFER USING THE BLUE LETTER OF TRANSMITTAL OR THE GREY NOTICE OF GUARANTEED DELIVERY AND WHO HAVE NOT PROPERLY WITHDRAWN SUCH SHARES HAVE VALIDLY TENDERED SUCH SHARES FOR THE PURPOSES OF THE OFFER, AS AMENDED, AND NEED NOT TAKE ANY FURTHER ACTION.

  UNLESS THE RIGHTS ARE REDEEMED PRIOR TO THE EXPIRATION OF THE OFFER, HOLDERS OF SHARES WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED TO EFFECT A VALID TENDER OF SUCH SHARE. If Right Certificates (as defined in the Supplement) have been distributed to holders of Shares prior to the date of tender pursuant to the Offer, Right Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If Right Certificates have not been distributed prior to the time Shares are tendered pursuant to the Offer, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver Right Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within three Nasdaq National Market trading days after the date Right Certificates are distributed. The Purchaser reserves the right to require that it receive such Right Certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Right Certificates, if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

  Shareholders whose certificates evidencing Shares ("Share Certificates") and, if applicable, Rights Certificates, are not immediately available (including if the Distribution Date has occurred, but Right Certificates have not yet been distributed by the Company) or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Supplement) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares and Rights must do so pursuant to the guaranteed delivery procedure described in Section 2 of the Offer to Purchase, as supplemented by
Section 2 of the Supplement. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Check Box of Applicable Book-Entry Transfer Facility:

(CHECK ONE)   [_] DTC   [_] PDTC

Account Number _______________________   Transaction Code Number ______________

[_]CHECK HERE IF RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Check Box of Applicable Book-Entry Transfer Facility:

(CHECK ONE)   [_] DTC   [_] PDTC

Account Number _______________________   Transaction Code Number ______________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s)
-------------------------------------------------------------------------------

Window Ticket No. (if any)
-------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
-------------------------------------------------------------------------------

Name of Institution which Guaranteed Delivery
-------------------------------------------------------------------------------

[_]CHECK HERE IF RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s)
-------------------------------------------------------------------------------

Window Ticket No. (if any)
-------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
-------------------------------------------------------------------------------

Name of Institution which Guaranteed Delivery
-------------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                       LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to USS Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of United States Surgical Corporation, a Delaware corporation ("Parent"), the above-described shares of Common Stock, par value $0.01 per share (the "Shares"), of Circon Corporation, a Delaware corporation (the "Company"), including (unless and until the Purchaser declares that the Rights Condition (as defined in the Supplement) is satisfied) the associated preferred share purchase rights (the "Rights") issued pursuant to the Preferred Shares Rights Agreement, dated as of August 14, 1996, between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement"), pursuant to the Purchaser's offer to purchase all outstanding Shares and associated Rights, at $17 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 2, 1996 (the "Offer to Purchase") as amended and supplemented by the Supplement dated December 18, 1996 (the "Supplement"), receipt of each of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references to Shares herein shall include the Rights, and all references to the Rights shall include all benefits that may inure to shareholders of the Company or the holders of the Rights pursuant to the Rights Agreement. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares and Rights tendered pursuant to the Offer.

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares and/or Rights that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after August 2, 1996 (except that if the Rights are redeemed by the Company's Board of Directors in accordance with the terms of the Rights Agreement, tendering shareholders who are holders of record as of the applicable record date will be entitled to receive and retain the redemption price of $.01 per Right in accordance with the Rights Agreement) (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and/or Rights and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and/or Rights Certificates evidencing such Rights and all Distributions, or transfer ownership of such Shares and/or Rights and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and/or Rights and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and/or Rights and all Distributions, all in accordance with the terms of the Offer.

  The undersigned understands that unless the Rights are redeemed prior to the expiration of the Offer, shareholders will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. The undersigned understands that if Right Certificates have been distributed to holders of Shares prior to the date of tender pursuant to the Offer, Right Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation (as defined in Instruction 2) must be received by the Depositary with respect thereto. If Right Certificates have not been distributed prior to the time Shares are tendered herewith, the undersigned agrees hereby to deliver Right Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within three Nasdaq National Market trading days after the date such Right Certificates are distributed.

The Purchaser reserves the right to require that the Depositary receive such Right Certificates, or a Book-Entry Confirmation, with respect to such Rights, prior to accepting Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Right Certificates if such Certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

  By executing this Letter of Transmittal, the undersigned irrevocably appoints Thomas R. Bremer and Pamela Komenda of the Purchaser as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares and Rights tendered by the undersigned and accepted for payment by the Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares and Rights. This appointment will be effective if, when, and only to the extent that the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares and Rights (and such other securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser named above will, with respect to the Shares and Rights and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares and Rights or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares and Rights, the Purchaser must be able to exercise full voting rights with respect to such Shares and Rights.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby and all Distributions, and that when such Shares and Rights are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares, Rights and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares and Rights tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares and Rights tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase and the Supplement, this tender is irrevocable.

  The undersigned understands that tenders of Shares and/or Rights pursuant to any one of the procedures described in Section 2 of the Offer to Purchase,
Section 2 of the Supplement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares and/or Rights being tendered.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares and Right Certificates evidencing Rights not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered" or "Description of Rights Tendered," as appropriate. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares and Right Certificates evidencing Rights not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" or "Description of Rights Tendered," as appropriate. In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares and Right Certificates evidencing Rights not purchased or not tendered in the name(s) of, and mail such check, Share Certificates and Rights Certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares and Rights from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares and Rights tendered hereby.


 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6 AND 7)              (SEE INSTRUCTIONS 1, 5 AND 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased or Share Certif-         Shares purchased or Share Certif-
 icates evidencing Shares and              icates evidencing Shares and
 Right Certificates evidencing             Right Certificates evidencing
 Rights not tendered or not pur-           Rights not tendered or not pur-
 chased are to be issued in the            chased are to be mailed to some-
 name of someone other than the            one other than the undersigned,
 undersigned.                              or to the undersigned at an ad-
                                           dress other than that shown under
                                           "Description of Shares Tendered"
                                           or "Description of Rights Ten-
                                           dered."

 Issue [_] check  [_] Share Cer-
               tificate(s)
               [_] Right Certifi-
               cate(s) to:


                                           Mail [_] check  [_] Share Certif-
 Name: ____________________________                      icate(s) [_] Right
              (PRINT)                                    Certificate(s) to:
 Address: _________________________        Name: ____________________________
 __________________________________                     (PRINT)
 __________________________________        Address: _________________________
             (ZIP CODE)                    __________________________________
 __________________________________        __________________________________
 TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER

                                                       (ZIP CODE)
  (See Substitute Form W-9 on re-
            verse side)

                                IMPORTANT

                         SHAREHOLDERS: SIGN HERE
        (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN) X______________________________________________________________X
     X______________________________________________________________X
                         (SIGNATURE(S) OF HOLDER(S))
     Dated: ___________________________

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates and Rights Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.


     Name(s):________________________________________________________
              _________________________________________________________
                             (PLEASE PRINT)

     Capacity (full title): _________________________________________

     Address:________________________________________________________

              _________________________________________________________
                           (INCLUDE ZIP CODE)

     Area Code and Telephone No.: ___________________________________

     Taxpayer Identification or Social Security No.: ________________
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

       GUARANTEE OF SIGNATURE(S) (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE
 BELOW.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares and/or Rights (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares or Rights) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares and/or Rights are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 2 of the Offer to Purchase. Certificates evidencing all physically tendered Shares and/or Rights, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares and/or Rights delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Supplement), and, unless and until the Purchaser declares that the Rights Condition is satisfied, Right Certificates, or a confirmation of a book-entry transfer of Rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, and any other documents required by the Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three Nasdaq National Market trading days after the date on which such Right Certificates are distributed. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates and, if applicable Rights Certificates are not immediately available (including if Right Certificates have not yet been distributed), who cannot deliver their Share Certificates or, if applicable, Right Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares and/or Rights pursuant to the guaranteed delivery procedure described in
Section 2 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares or, if applicable, Right Certificates evidencing all physically delivered Rights in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares and/or Rights delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary (a) in the case of Shares, within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, or (b) in the case of Rights, within a period ending on the later of (i) three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery or (ii) three Nasdaq National Market trading days after Right Certificates are distributed to shareholders by the Company, all as described in Section 2 of the Supplement.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND, IF APPLICABLE, RIGHT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY

THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

  3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" or "Description of Rights Tendered" is inadequate, the Share Certificate numbers and the Right Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Rights evidenced by such Right Certificates and the number of Shares or Rights tendered should be listed on a separate schedule and attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares or Rights evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares or Rights which are to be tendered in the box entitled "Number of Shares Tendered" and "Number of Rights Tendered", respectively. In such cases, new certificate(s) evidencing the remainder of the Shares or Rights that were evidenced by the certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares and Rights evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such Shares and Rights without alteration, enlargement or any other change whatsoever.

  If any Share or Right tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares or Rights tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares or Rights.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares or Rights tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Shares or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case the certificate(s) evidencing the Shares or Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or Rights tendered hereby, the certificate(s) evidencing the Shares or Rights tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares and Rights purchased is to be made to, or certificate(s) evidencing Shares and/or Rights not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares and/or Rights purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares and Rights tendered hereby.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares and/or Rights tendered hereby is to be issued, or certificate(s) evidencing Shares and/or Rights not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" or "Description of Rights Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

  8. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

  9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

  10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part l and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SUPPLEMENT).

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

            ALL TENDERING SHAREHOLDERS MUST COMPLETE THE FOLLOWING:

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        PART I--Taxpayer
                        Identification Number--


 SUBSTITUTE
 FOR ALL                Enter taxpayer                 ----------------------
 ACCOUNTS               identification number in       Social Security
                        the box at right. (For most    Number
                        individuals, this is your
                        social security number. If
                        you do not have a number,
                        see Obtaining a Number in
                        the enclosed Guidelines.)
                        Certify by signing and
                        dating below. Note: If the
                        account is in more than one
                        name, see the chart in the
                        enclosed Guidelines to
                        determine which number to
                        give the payer.

 FORM W-9
                                                       ----------------------

 DEPARTMENT OF                                         Employer
 THE TREASURY                                          Identification Number
 INTERNAL
 REVENUE PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

                       --------------------------------------------------------

       OR CERTIFICATION--Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me), and
 NUMBER
 PAYER'S REQUEST        (2) I am not subject to backup withholding either
 FOR TAXPAYER               because I have not been notified by the Internal
 IDENTIFICATION NUMBER      Revenue Service (the "IRS") that I am subject to
                            backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.





                        CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of
                        underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                       --------------------------------------------------------
                        SIGNATURE: ________________________ DATE: ______, 199

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                           [LOGO] KISSEL BLAKE INC.
                                110 Wall Street
                            New York, New York 10005
                         Call Toll-Free (800) 554-7733
                 Brokers and Banks, please call (212) 344-6733

                      THE DEALER MANAGER FOR THE OFFER IS:

                              SALOMON BROTHERS INC
                            Seven World Trade Center
                            New York, New York 10048
                         (212) 783-7292 (Call Collect)

                                                               December 18, 1996